REGULATORY FRAMEWORK	12 Months Ended
Dec. 31, 2023
REGULATORY FRAMEWORK [Abstract]
REGULATORY FRAMEWORK
17.	REGULATORY FRAMEWORK

a)	Regulatory framework of the natural gas transportation segment:

General aspects

Regarding tgs’ Natural Gas Transportation business, it is regulated by Law No. 24,076 (“the Natural Gas Act”), its regulatory Decree No. 1,738/92 and the Regulatory framework for the transportation and distribution of natural gas in Argentina. The Natural Gas Act created ENARGAS, which is entitled, among other things, to set the basis for the calculation, monitoring, approval of tariffs and the power to verify compliance with the Natural Gas Law and its regulations. On January 28, 2016, Resolution No. 7 of the Ministry of Energy and Mining (“MINEM”) of Argentina repealed the Resolution 2000/2005 of the former Ministry of Federal Planning, Public Investment and Services (ex “MPFIPyS”) which provided that all tariff increases should have the prior intervention of the Undersecretary of Coordination and Management Control.

tgs’ License has been granted for an original period of 35 years beginning on December 28, 1992. However, the Natural Gas Act provides that tgs may apply to ENARGAS for a renewal of its license for an additional period of ten years. ENARGAS should evaluate at that time the performance of tgs and raise a recommendation to the Executive Branch. At the end of the period of validity of the license, 35 or 45, as appropriate, the Natural Gas Act requires a call for a new tender for the granting of a new license, in which tgs, provided the Company fulfilled substantially with the obligations resulting from the license, would have the option of matching the best offer that the Government received in this bidding process.

On September 8, 2023, tgs submitted to ENARGAS the request to initiate the procedure contemplated in Law No. 24,076 by which, once the regulated procedures and administrative procedure established for this purpose have been completed, tgs is granted the extension of the license term for ten years from the expiration date of its initial term (December 28, 2027) for the provision of the gas transportation service, contemplating the entire scope of the license approved by Decree No. 2458/92.

In that presentation, tgs requested that the planned measures be adopted regarding performance evaluation and public hearing, so that once the regulated procedures and administrative procedure established for this purpose have been completed, tgs is granted an extension of the license term for ten years from the expiration date.

As of the date of issuance of these Financial Statements, the procedure continues without having received a formal response from ENARGAS.

Tariff situation

Prior the enactment of the Public Emergency Law, and according to the Regulatory Framework, transportation tariffs were to be calculated in US dollars and converted into Argentine pesos at the time the customer was billed using the exchange rate prevailing at the date of the billing. The basic natural gas transportation tariffs charged by tgs had been established at the time of the privatization of GdE and were to be adjusted, subject to prior authorization, in the following cases: (i) semiannually to reflect changes in the US producer price index (“PPI”) and (ii) every five years according to efficiency and investment factors determined by ENARGAS. The “efficiency factor” was a reduction to the base tariff resulting from future efficiency programs while the “investment factor” increased the tariffs to compensate the licensees for future investments which were not repaid through tariffs. Also, subject to ENARGAS approval, tariffs were to be adjusted to reflect non-recurrent circumstances or tax changes, other than income tax.

The terms and conditions as described in the precedent paragraph in connection with tariff adjustments contemplated within the Regulatory Framework are no longer effective since the enactment of the Public Emergency Law in early 2002, which, among other provisions, eliminated tariff increases based on US dollar exchange rate fluctuations, foreign price indexes or any other indexing procedure and established a conversion rate of one peso to one US dollar for tariffs. The Public Emergency Law also granted the Executive Branch power to renegotiate contracts entered into with private utility companies, pursuant to the framework included in such law as long as it is in force, which expired on December 31, 2017, after several extensions.

Between July 2003 and March 2018, the Company received a series of temporary tariff increases under the framework of the Integral Tariff Review (“RTI” for its acronym in Spanish) process initiated after the Public Emergency Law was passed.

On March 27, 2018, the Executive Branch of the Argentine Government issued the Decree No. 250/2018 (the “Decree 250”) ratifying the 2017 Integral Agreement. This decree represents the conclusion of the RTI process and the completion of the 2017 Transitional Agreement, and thus, the final renegotiation of the license after seventeen years of negotiations.

The 2017 Integral Agreement sets the guidelines for the provision of the natural gas transportation service until the end of the License. Among these guidelines:

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The RTI Process, which will culminate in the signing of the integral agreement, was approved. As a result of this RTI, a new tariff schedule was also approved. This new tariff schedule applicable to the Company determined a total tariff increase of 214.2% and 37%, in the event that it had been granted in a single installment as of April 1, 2017, on the tariff of the natural gas transportation service and the CAU, respectively.

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A Five-Year Investment Plan was approved. Resolution 4362 obliged tgs for the execution of the Five-Year Plan, which requires a high level of essential investments for the operation and maintenance of the pipeline system, to provide quality, safe and reliable service. The Five-Year Plan shall be for the period from April 1, 2017 to March 31, 2022 and will amount to Ps. 6,786,543, expressed in December 31, 2016 currency terms.

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A non-automatic six-month adjustment mechanism for the natural gas transportation tariff and the investment commitments were approved. This adjustment must be approved by ENARGAS and for its calculation, the evolution of the WPI published by INDEC will be considered.

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tgs and its shareholders must withdraw any claim against the Government related to the natural gas transportation business, including the arbitration proceedings before the ICSID. The Company desisted from it on June 26, 2018.

Semi-annual tariff increase

This increase is granted within the framework of the semi-annual tariff adjustment of the natural gas transportation service in accordance with the provisions of the RTI process.

In the public hearing held on September 4, 2018, in which the Company requested, based on the variation of the WPI recorded for the period February - August 2018, a tariff increase of approximately 30%. Considering the hearing, on September 27, 2018, ENARGAS issued Resolution No. 265/2018 which determined a 19.7% tariff increase effective as of October 1, 2018.

This increase was determined by ENARGAS based on the simple average of the WPI, the Construction Cost Index for the period February and August 2018 and the Salary Variation Index between December 2017 and June 2018.

It is noteworthy that ENARGAS supported the determination of the aforementioned tariff increase in the provisions of Resolution 4362, which, among other issues, provided that under certain circumstances and macroeconomic conditions, such as the significant devaluation occurred after April 2018, ENARGAS may use other indexes than the WPI to determine the tariff increase. tgs notified ENARGAS its disagreement with respect to the methodology for calculating the semi-annual adjustment.

On March 29, 2019, ENARGAS issued Resolution No. 192/2019 (“Resolution 192”) that approved, effective as of April 1, 2019, a 26% increase in the tariff chart applicable to the public service of natural gas transportation by tgs in force as of March 31, 2019.

In accordance with current regulations, ENARGAS has considered the evolution of the wholesale price index update index (“WPI”) between the months of August 2018 and February 2019, in order to define the semi-annual adjustments applicable to tgs tariffs.

Regarding the semi-annual tariff adjustment that was to be enforced as from October 1, 2019, on September 3, 2019, the SE issued Resolution No. 521/2019 (“Resolution 521”) postponing it to February 1, 2020.

The deferral also meant that the Company reviewed and fit, in equal proportion to the revenue that is no longer received, the execution of the Five-Year Investment Plan.

On December 16, 2020, Decree of Necessity and Urgency No. 1,020/2020 (“Decree 1,020”) was issued, through which the start of the renegotiation of the RTI concluded in 2018 within the framework of the Solidarity Law was determined.

According to that decree, the renegotiation period could not exceed 2 years from the date of entry into force. Until then, the current renegotiation agreements were suspended. Said renegotiation remained in the power of ENARGAS ad-referendum of the PEN. The renegotiation process was to culminate with the signing of a Definitive Agreement on the RTI on December 16, 2022. However, on December 7, 2022, Necessity and Urgency Decree No. 815/2022 was published in the BO. (the “Decree 815”) which extended the renegotiation period for 12 months from the expected expiration of the period provided for in Decree 1020, and said process must now be completed on December 16, 2023.

Additionally, the Solidarity Law provides for the administrative intervention of ENARGAS, recently extended through Decree 1,020, later extended by Decree 815.

On March 16, 2021, the public hearing convened by ENARGAS was held for the purposes of considering the Transitional Tariff Regime (“RTT”) in accordance with the provisions of Decree 1,020. In this regard, tgs, without renouncing the full percentage of tariff recomposition that corresponds to it, alternatively presented at this hearing a proposal for a tariff increase calculated by 58.6%, as of April 1, 2021. It was calculated based on the financial needs to meet the operating and financial costs, capital investments and taxes, which were calculated considering the evolution of the inflation rate for a period of 12 months from its inception. Such requested increase contemplated only the necessary funds to meet the obligations as a licensee.

Additionally, in such public hearing, tgs denied and dismissed the arguments raised in it that considered that the current natural gas transportation tariff is not fair and reasonable given the alleged existence of serious defects in the administrative acts derived from the processing of the last Regime Comprehensive Tariff (“RTI”) made for tgs.

On April 28, 2021, ENARGAS sent to tgs, a Transitory Agreement Project 2021 within the framework of the provisions of Decree 1,020. Said project provided:

•	The non-granting of a temporary tariff increase, keeping the tariff schedules approved by ENARGAS in April 2019 unchanged.

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It established that from May 2021 and until the Definitive Renegotiation Agreement is in force, ENARGAS will proceed to re-calculate the transportation tariffs at that time in force with effect from April 1, 2022.

•	It did not establish a mandatory investment plan.

•
The prohibition of: (i) distribution of dividends, (ii) an early cancellation of financial and commercial debts contracted with shareholders, and (iii) the acquisition of other companies or granting loans.

On April 30, 2021, through a note sent to that body, tgs stated that, given the context in which it develops its activities and the proposed terms and conditions, it was not feasible for the Company to sign the 2021 Temporary Agreement Project.

On June 2, 2021, ENARGAS issued Resolution No. 149/2021 (the “Resolution 149”) approving an RTT for the year 2021 (the “RTT 2021”) for tgs effective as of that date. On the other hand, the Ministry of Economy and ENARGAS issued Joint Resolution No. 1/2021 where they approved the actions taken in the renegotiation process developed by ENARGAS in the terms of Decree No. 1020/2020, indicating that it was not feasible to arrive to an agreement on a transitional tariff adjustment.

In July 2021, tgs filed appeals for reconsideration with the PEN, the Ministry of Economy of the Nation and ENARGAS with an appeal or hierarchical subsidy in accordance with the respective powers of each of these bodies in the dictation of the entire regulatory plexus associated with Resolution 149, (Decree 1020/20, Decree 353/21, and Joint Resolution No. 1/2021), requesting that the RTT be declared null and void and the RTI be restored. We recall that the RTT began with Decree 1020/20, which set the guidelines to carry out the renegotiation of the RTI, later issuing Joint Resolution 1/21, which sets the RTT, and Decree 353/21, which approved Joint Resolution 1 /21, and culminates with Resolution 149, which approved the new tariff charts.

The challenges are based on: i) the illegality of Decree 1020 because it does not follow the lines of the delegation provided for in Law 27,541, and as a Decree of Necessity and Urgency it does not comply with the requirements of the Constitution for the issuance of this regulation; ii) the extension of the emergency beyond that provided by Congress; iii) the failure to carry out the tariff renegotiation as provided for in Law 24. 076; iv) the disregard of the principle of fair and reasonable tariffs, and the acquired rights of tgs in the License, the Contractual Adjustment Agreement and the RTI; and v) the suspension of the RTI for reasons of public interest, which merits the recognition of the compensations, provided by both the Administrative Procedures Law and the Basic Rules of the License.

The restrictions imposed on the management and management of the Company, which have no legal justification, are also questioned, given that the emergency declared by Law No. 27,541 only empowered the National Executive Power to renegotiate the RTI and not the License.

The challenges and the request for reinstatement of the RTI have been made without prejudice to the right of tgs to pay the compensation that corresponds to it for not having complied with the RTI since April 2019.

On November 15, 2021, the Company filed a Prior Administrative Claim before ENARGAS and the Ministry of Economy. The purpose of said presentation is to request the compensation that corresponds to tgs for the lack of application of the semi-annual adjustment methodology established in the RTI approved by Resolution 362 between October 1, 2019 and June 1, 2021.

In addition, payment of compensation for the damages suffered by tgs due to the freezing caused by the failure to apply the six-monthly adjustment methodology established in the RTI in the aforementioned period is requested.

On January 19, 2022, a new public hearing was held, within the framework of ENARGAS Resolution No. 518/2021, whose purpose was to deal with a transitory tariff adjustment within the framework of Decree 1020/2020. In such hearing, with the purpose of reaching a definitive agreement on the renegotiation and recomposing the license economic-financial equation, tgs requested a transitory tariff adjustment applied in two stages for the year 2022 for a total of 106%, due to the evolution of operating costs and the main macroeconomic indicators.

Subsequently, on February 1, 2022, tgs received from ENARGAS a proposal for a Transitional Renegotiation Agreement (the “2022 Transition Agreement”) which was approved by our Board of Directors on February 2, 2022 and by the corresponding government agencies on February 18, 2022. The 2022 Transition Agreement includes, in some aspects, similar terms to the 2021 RTT with the particularity that it grants tgs a 60% tariff increase effective as from March 1, 2022 (the “RTT 2022”).

The 2022 Transition Agreement was ratified by the PEN through Decree No. 91/2022, which entered into force as from February 23, 2022. On February 25, 2022, the ENARGAS issued Resolution No. 60/2022 by which it put into effect the tariff schedules that contemplate the RTT 2022.

It should be noted that, in accordance with the provisions of the 2022 Transition Agreement, tgs committed not to initiate new claims, appeals, actions, lawsuits or demands of any kind; and/or to suspend, keep suspended or extend the suspension of all appeals and claims filed that are related in any way to the Renegotiation of the Comprehensive Tariff Review in force, Law No. 27,541, Decrees No. 278/20 and No. 1020.

Under Decrees 1020 and 815, on December 7, 2022, ENARGAS issued Resolution No. 523/2022 which called for a public hearing on January 4, 2023 to, among other issues, consider the transitory adjustment of tariffs for the public natural gas transportation service.

On March 16, 2023, the TGS Board of Directors approved the proposed addendum to the transitional renegotiation agreement (the “2023 Transition Agreement”) sent by ENARGAS. This addendum was subsequently ratified by the PEN through Decree No. 250/2023 of April 29, 2023. Previously, on April 27, 2023, ENARGAS issued Resolution No. 186/2023 through which the new tables were published. current tariffs.

The 2023 Transition Agreement has similar conditions to the 2022 Transition Agreement and includes:

- As of April 29, 2023, a temporary rate increase of 95% on the natural gas transportation rate and the CAU.

- During its term, tgs may not under any circumstances: a) Distribute dividends; nor b) Cancel in advance directly or indirectly financial and commercial debts contracted with shareholders, acquire other companies or grant credits, unless the credits benefit the users or are granted to contractors that do not fall within the aforementioned assumptions. In the event that tgs deems it appropriate to proceed in a direction contrary to the provisions of paragraph a) above, attaching the corresponding supporting documentation, it will request ENARGAS to submit a status report to the Ministry of Economy, so that the Ministry may authorize or no, and if applicable, determine the manner and form of the request. In the event that tgs considers it appropriate to proceed in a direction contrary to the provisions of paragraph b) above, it must also present to ENARGAS documented grounds that support such decision, for authorization. If a covert operation to distribute dividends is noticed, the request will be made to the Ministry of Economy for its substantiation in that sphere. To this end, the Ministry will notify its decision to the applicant and ENARGAS.

On December 14, 2023, ENARGAS Resolution No. 704/2023 called for a public hearing to be held on January 8, 2024. As of the date of issuance of these Consolidated Financial Statements, the ENARGAS authorized the transitory tariff increase. For additional information, see Note 24 (Subsequent events)

On December 16, 2023, decree No. 55/2023 was issued declaring the emergency of the national energy sector until December 31, 2024. Among other issues, this decree: (i) establishes the beginning of the process of RTI, (ii) the intervention of ENARGAS as of January 1, 2024 and (iii) instructs the Ministry of Energy to issue the necessary standards and procedures for the sanction of market prices for the public transport service of natural gas.

b)	General Framework for non-regulated segments

Domestic market

The Production and Commercialization of Liquids and Midstream segments are not subject to regulation by ENARGAS, and as it is provided in the Transfer Agreement, is organized as a separate business unit within tgs, keeping accounting information separately. However, over recent years, the Argentine Government enacted regulations which significantly impacted on it.

In April 2005, the Argentine Government enacted Law No. 26,020 which sets forth the regulatory framework for the industry and commercialization of LPG. Among other things, the Law No. 26,020 creates the framework through which the Secretary of Hydrocarbon Resources (“SHR”) (formerly the Federal Energy Bureau) establishes regulations meant to cause LPG suppliers to guarantee sufficient supply of LPG in the domestic market at low prices. Law No. 26,020 creates a price regime pursuant to which the SRH periodically publish reference prices for LPG sold in the domestic market. It also sets forth LPG volumes to be sold in the domestic market.

Within this framework, tgs sells propane and butane production to fractionators at prices determined every six months. On March 30, 2015, the Executive Branch issued Decree No. 470/2015, regulated by Resolution No. 49/2015 issued by the Federal Energy Bureau, which created the Programa Hogares con Garrafa (the “Households with Bottles Program”) which replaced the programs in force until that time. The Households with Bottles Program was implemented through Resolutions No. 49/2015 and No. 470/2015 issued by the Federal Energy Bureau.

Within the framework of the Households with Bottles Program, a maximum reference price was determined for the members of the commercialization chain in order to guarantee the supply to low-income residential users, forcing producers to supply with LPG at a certain price and at a certain quantity defined for each of them. Additionally, the payment of compensation to the participating producers of the Households with Bottles Program was established.

In this context, the Company has filed several administrative and judicial claims challenging the general regulations of the Home Plan, as well as the administrative acts that determine the volumes of butane to be sold in the local market, in order to safeguard its economic-financial situation and so that such situation does not continue in time.

Additionally, the Company participates in the Propane Gas Supply Agreement for Indiluted Propane Gas Distribution Networks (“Propane for Networks Agreement”) entered into with the Argentine Government and propane producing companies whereby it undertakes to supply propane to distributors and sub-distributors of indiluted propane gas through networks at a price lower than the market price, The Company receives an economic compensation for the lower revenues derived from the participation in this program, which is calculated as the difference between the agreed sales price and the reference export parity price determined by the Energy Secretariat.

On August 10, 2021, tgs celebrated the eighteenth extension, valid until December 31, 2021. Regarding the agreement valid until December 31, 2022, said document was signed on June 23, 2022. During much of 2023 were carried out under the terms of the 2022 agreement in accordance with an instruction from the SE. Finally, on August 18, 2023, tgs signed, together with the Ministry of Energy and other LPG producers, the twentieth extension of the Propane Agreement for Networks, which was ratified by the PEN through decree 496/2023 on October 2, 2023.

As mentioned above, participation in the Home Plan implies economic-financial losses for the Company, since under certain circumstances the sale of the products would be made at prices that are below production costs.

As of December 31, 2023, the Argentine State owes tgs Ps. 4,675,875 for these concepts.

Foreign market

On September 3, 2018, the Executive Branch issued Decree No. 793/2018, which, between September 4, 2018 and December 31, 2020, sets an export duty of 12% on the exported amount of propane, butane and natural gasoline. This withholding is capped at $4 for each dollar of the tax base or the official FOB price.

Subsequently, on the occasion of the enactment of the Solidarity Law, an 8% cap was established for the rate applicable to hydrocarbons as of December 23, 2019.

Presidential Decree No. 488/2020 regulated the applicable tax rate on exports of certain oil and gas products, including those products that we export, establishing a range between 0% and 8% depending on the “ICE Brent first line” barrel price. If the price is below US$ 45, the tax rate will be zero percent. On the other hand, if the price is equal to or higher than US$ 60, an 8% tax rate will be paid, being variable if the price is between US$ 45 and US$ 60.

During 2023, the Company participated, within the framework of Resolution No. 808/2023 of the Ministry of Energy, of the Export Increase Program created by Decree 576/22.

According to said program, the Company must enter 75% of the value of its exports in foreign currency into the country. The remaining 25% may be settled in pesos through the purchase of negotiable securities. To qualify for the scheme, exports must be settled between October 2 and October 20, 2023, and the effective export date must not be later than November 30, 2023.

Subsequently, said program was extended by Decree No. 28/2023, which also modifies the settlement ratio, which is currently 80% through the MULC and the remaining 20% through sales and purchase operations of negotiable securities.

Decree No. 2,067 / 08 (the “Decree”)

Through Presidential Decree No. 2,067/08, the Executive Branch created a tariff charge to be paid by: (i) the users of regulated services of transportation and / or distribution, (ii) natural gas consumers receiving natural gas directly from producers without making use of transportation systems or natural gas distribution, (iii) the natural gas processing companies in order to finance the import of natural gas. The tariff charge sets forth in this decree finance the higher price of the natural gas imports required to compensate the injection of natural gas necessary to meet national requirements (the “Charge”). When the Charge was created, tgs paid it in accordance with the provisions of Resolution I-563/2008, at Ps. 0.0492/m3.

The payment of the natural gas processing tariff charge was selectively subsidized from 2008 according to the destination of the natural gas. In November 2011, however, ENARGAS issued Resolution No. 1,982/11 and 1,991/11 (the “Subsidy Beneficiaries Resolutions”) which modified the list of the subsidy beneficiaries, and thus, involved a cost increase for many of our clients and for us (for certain of our consumption for our own account). The natural gas processing tariff charge increased from Ps. 0.0492 to Ps. 0.405 per cubic meter of natural gas effective from December 1, 2011, representing a significant increase in our variable costs of natural gas processing.

In order to avoid this damage, tgs appealed against the Presidential Decree and the Resolutions including National Government, ENARGAS and ex MPFIPyS as defendants.

For further information regarding the legal action filed the Company, see Note 20.b).

On March 28, 2016, the former MINEM issued Resolution No. 28/16 (“Resolution 28”), which instructs ENARGAS to take all the necessary measures to derogate the tariff charge created by Decree No. 2,067/08 as from April 1, 2016. However, such Resolution does not repeal or declare illegitimate this decree and the Subsidy Beneficiaries Resolutions for which the judicial action is still ongoing.

c)	Essential assets

A substantial portion of the assets transferred by GdE has been defined as essential for the performance of the natural gas transportation service. Therefore, tgs is required to keep separated and maintain these assets, together with any future improvements, in accordance with certain standards defined in the License.
tgs may not, for any reason, dispose of, encumber, lease, sublease or loan essential assets nor use such assets for purposes other than the provision of the licensed service without ENARGAS´s prior authorization. Any expansion or improvements that it makes to the gas pipeline system may only be encumbered to secure loans that have a term of more than one year to finance such extensions or improvements.

Upon expiration of the License, tgs will be required to transfer to the Argentine government or its designee, the essential assets listed in an updated inventory as of the expiration date, free of any debt, encumbrances or attachments. If the Company decides not to continue with the license, tgs will receive a compensation equal to the lower of the following two amounts:

i) The net book value of the essential assets determined on the basis of the price paid by the acquiring joint arrangements, and the original cost of subsequent investments carried in US dollars and adjusted by the PPI, net of accumulated depreciation according to the calculation rules to be determined by ENARGAS; or

ii) The net proceeds of a new competitive bidding (the “New Bidding”).

Once the period of the extension of the License expires, tgs will be entitled to participate in the New Bidding, and thus, it shall be entitled to:

(i) That its bid in the New Bidding be computed at an equal to the appraisal value to be determined by an investment bank selected by ENARGAS, which represents the value of the business of providing the licensed service as it is driven by the Licensee at the valuation date, as a going concern and without regard to the debts;

(ii) To obtain the new License, without payment, in the event that any bid submitted in the New Bidding exceeds the appraised value;

(iii) To match the best bid submitted by third parties in the New Bidding, if it would be higher than its bid mentioned in (i), paying the difference between both values to obtain the new License;

(iv) If the Company is unwilling to match the best bid made by a third party, to receive the appraisal value mentioned in (i) as compensation for the transfer of the Essential Assets to the new licensee.